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                                                                    EXHIBIT 99.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

                   This Mortgage Loan Purchase Agreement, dated as of April 23, 2004 (this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

                  The Seller intends to sell and the Purchaser intends to purchase certain multifamily, manufactured housing and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2004 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, KeyCorp Real Estate Capital Markets, Inc., as master servicer (in such capacity, the "Master Servicer"), Clarion Partners, LLC, as special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

                  The Purchaser has entered into an Underwriting Agreement, dated as of April 23, 2004 (the "Underwriting Agreement"), with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), for itself and as representative of Banc of America Securities LLC ("Banc of America"), KeyBanc Capital Markets, a Division of McDonald Investments Inc. ("KCM"), Deutsche Bank Securities Inc. ("Deutsche Bank") and Morgan Stanley & Co. Incorporated ("Morgan Stanley" and, together with Merrill Lynch, Banc of America, KCM and Deutsche Bank in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser has also entered into a Certificate Purchase Agreement, dated as of April 23, 2004 (the "Certificate Purchase Agreement"), with Merrill Lynch, for itself and as representative of Banc of America (together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private Certificates").

                  Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

                   SECTION 1. Agreement to Purchase.

                  The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $687,687,048 (the "Merrill Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on

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or before such date, whether or not such payments are received. The Merrill
Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $979,850,322 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on May 6, 2004 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) 102.5035% of the Merrill Mortgage Loan Balance as of the Cut-off Date, plus (ii) $526,730, which amount represents the amount of interest accrued on the Merrill Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date.

                  The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

                  SECTION 2. Conveyance of Mortgage Loans.

                   (a) Effective as of the Closing Date, subject only to receipt of the Purchase Consideration, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

                   (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

                   (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan (each, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

                   (i) (A) the original executed Mortgage Note including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-MKB1,

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         Commercial Mortgage Pass-Through Certificates, Series 2004-MKB1, or in
         blank and (B) in the case of the Great Mall Loan Pair, a copy of the executed Mortgage Note for the Great Mall B-Note Loan;

                   (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                   (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office ;

                   (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank) or a certified copy of that assignment as sent for recording and any missing recording information), of (a) the Mortgage,
         (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-MKB1, Commercial Mortgage Pass-Through Certificates, Series 2004-MKB1 (or, in the case of the Great Mall Loan Pair, in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-MKB1, Commercial Mortgage Pass-Through Certificates, Series 2004-MKB1, and in its capacity as lead lender on behalf of the holder of the Great Mall B-Note Loan), or in blank;

                   (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-MKB1, Commercial Mortgage Pass-Through Certificates, Series 2004-MKB1 (or, in the case of the Great Mall Loan Pair, in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-MKB1, Commercial Mortgage Pass-Through Certificates, Series 2004-MKB1, and in its capacity as lead lender on behalf of the holder of the Great Mall B-Note Loan), or in blank;

                   (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed;

                   (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

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                   (viii) any filed copies or other evidence of filing of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-MKB1, Commercial Mortgage Pass-Through Certificates, Series 2004-MKB1, as assignee (or, in the case of the Great Mall Loan Pair, in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-MKB1, Commercial Mortgage Pass-Through Certificates, Series 2004-MKB1, and in its capacity as lead lender on behalf of the holder of the Great Mall B-Note Loan), or in blank;

                   (ix) an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

                   (x) any intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement (including the Great Mall Co-Lender Agreement) relating to mezzanine debt related to the Mortgagor;

                   (xi) an original or a copy of any loan agreement (if any), escrow or reserve agreement (if any), security agreement (if any), management agreement (if any), agreed upon procedures letter (if any), lockbox or cash management agreements (if any), environmental reports (if any), or letter of credit (if any), in each case relating to such Mortgage Loan; and

                   (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of the franchise agreement (if any) and/or franchisor comfort letter (if any).

         In the case of the Great Mall B-Note Loan, which mortgage loan is not being transferred pursuant to this Agreement, but which will be serviced under the Pooling and Servicing Agreement, the documents identified in clauses (ii) through (vi) and (vii) through (xii) above shall be deemed delivered in respect of the Great Mall B-Note Loan to the extent delivered with respect to the Great Mall Trust Mortgage Loan.

         The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

                   (d) The Seller shall retain an Independent third party (the "Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of all assignments and UCC Financing Statements to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to each such Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee and that is referred to in clause (viii) of the definition of "Mortgage File."

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Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

                  The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing Agent.

                   (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the Master Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

         The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

                   (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

                   SECTION 3. Representations, Warranties and Covenants of
Seller.

                   (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

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                   (i) The Seller is a corporation duly organized, validly
         existing and in good standing under the laws of the State of Delaware and Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

                   (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                   (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                   (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                   (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

                   (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions


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         contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

                   (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

                   (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

                   (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

                   (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

                   (c) If the Seller discovers or receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interest of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan



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(which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for the purpose of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease or any letter of credit) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations. A Document Defect or Breach as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan Group"), and is not cured as provided for above, shall require the repurchase or substitution of all such Crossed Loans unless (1) the debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the related Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan; provided, that if such debt service coverage and loan-to-value criteria are satisfied and any Crossed Loan (that is not the Crossed Loan directly affected by the subject Breach or Document Defect) is not so materially and adversely affected and therefore is not so repurchased or substituted, then such Crossed Loan shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Breach or Document Defect) is held in the Trust Fund; and provided, further, that the repurchase of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be subject to the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or


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result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions; and provided, further, that the Majority Subordinate Certificateholder shall have consented to the repurchase of the affected Crossed Loan, which consent shall not be unreasonably withheld. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the last proviso in the second preceding sentence), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Paragraph 8 of Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

                  To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

                  If the exercise by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan Documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

                  For purposes hereof, "Primary Collateral" shall mean the Mortgaged Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

                  The foregoing provisions of this Section 3(c) notwithstanding, the Purchaser's sole remedy for a breach of the representation in paragraph 30 on Schedule I hereto shall be the


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cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such paragraph that have not, at the time of such cure, been received by the Master Servicer or the Special Servicer from the related Mortgagor and not a repurchase of the related Mortgage Loan. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller.

                   (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price (as defined in the Pooling and Servicing Agreement) or Substitution Shortfall Amount(s), as applicable, in the Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

                   (e) This Section 3 provides the sole remedy available to the Purchaser, the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement.

                   SECTION 4. Representations, Warranties and Covenants of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

                   (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

                   (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                   (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

                   (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

                   (e) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                   (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

                   (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

                   (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                   SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

                   (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

                   (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                   (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

                   (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                   (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

                   (f) A letter from the independent accounting firm of Ernst & Young LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively; and

                   (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of April 23, 2004 among the Seller, Bank of America, N.A., KeyBank National Association, the Purchaser, the Underwriters and the Initial Purchasers. Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

                   SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

                   (a) (i) This Agreement duly executed by the Purchaser and the Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Servicing Rights Purchase Agreement, dated as of May 1, 2004, between the Seller and KeyCorp Real Estate Capital Markets, Inc., Inc., duly executed by such parties;

                   (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the

Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

                   (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                   (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has carefully examined the Specified Portions of the Private Placement Memorandum, dated as of April 23, 2004 (the "Memorandum") (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled "Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Structural Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and, without limitation, exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of Prospectus Supplement-- Relevant

Parties--Mortgage Loan Sellers," "Summary of Prospectus Supplement-- Relevant Parties-- Great Mall B-Noteholder," "Summary of Prospectus Supplement-- The Mortgage Loans And The Mortgaged Real Properties," "Risk Factors" and "Description of the Mortgage Pool". The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the section of the Memorandum entitled "Summary of Private Placement Memorandum-- Relevant Parties-- Great Mall B-Noteholder";

                   (e) The resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of incorporation and bylaws of the Seller, and a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the Closing Date;

                   (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

                   (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

                   SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date.

                   SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the Collection Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

                   SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                   SECTION 10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

                   SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

                   SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                   SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                   SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

                   SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                   SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof), the Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

                   SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

                   SECTION 18. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

                   SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

                   SECTION 20. Cross-Collateralized Mortgage Loans. Each Crossed Loan Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                           SELLER
                           ------

                           MERRILL LYNCH MORTGAGE LENDING, INC.



                           By:
                               ----------------------------------
                               Name:
                               Title:

                           Address for Notices:

                           4 World Financial Center
                           250 Vesey Street
                           New York, New York 10080

                           Telecopier No.:
                           Telephone No.:

                           PURCHASER
                           ---------



                           MERRILL LYNCH MORTGAGE INVESTORS,
                               INC.



                           By:
                               ----------------------------------
                               Name:
                               Title:

                           Address for Notices:


                           Four World Financial Center
                           250 Vesey Street
                           New York, New York 10080

                           Telecopier No.:
                           Telephone No.:


                    [MLML MORTGAGE LOAN PURCHASE AGREEMENT]

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


                  For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

                   1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of "Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Due Dates for the Mortgage Loans in May 2004.

                   2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

                   3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in May 2004 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in May 2004, without giving effect to any applicable grace period.

                   4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

                   5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Borrower to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Borrower owns any interest in any payments due under the related leases on which the Borrower is the landlord, covered by the related Assignment of Leases.

                   6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) March 31, 2004 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Borrower from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

                   7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

                   8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related

Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

                   9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan Documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

                   10. Mortgage Provisions. The Mortgage Loan Documents for each Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan Documents contains any provision that expressly excuses the related Borrower from obtaining and maintaining insurance coverage for acts of terrorism.

                   11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

                   12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment (which may include a Phase II environmental assessment) meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Borrower and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan Documents, maintain an operations and maintenance plan, (C) the related Borrower, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Borrower under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan Documents for each Mortgage Loan require the related Borrower to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto are covered by environmental insurance policies and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Borrower represents and warrants in the related Mortgage Loan Documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Borrower (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan.

                   13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

                   14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency

Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan Documents require that the related Borrower or a tenant of such Borrower maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan Documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan Documents may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below).

                  Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

                   15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage

Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

                   16. Borrower Bankruptcy. No Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

                   17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage
Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

                   18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

                   (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

                   (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

                   (iii) the Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

                   (iv) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such Ground Lease;

                   (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                   (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                   (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Borrower's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

                   (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

                   (ix) under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                   (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

                   (xi) such Ground Lease provides that it may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                   19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either
(1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

                   20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

                   21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

                   22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

                   23. Other Mortgage Liens. Except for Mortgage Loans secured by residential cooperative properties, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan Documents require the Borrower under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

                   24. No Mechanics' Liens. As of the date of origination, each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

                   25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

                   26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

                   27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

                   28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Borrower to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

                   29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i). To the Seller's knowledge, defeasance under each such Mortgage Loan is only for the purpose of facilitating the disposition of a Mortgaged Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

                   30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan Documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage Loan Documents provide that the related Borrower is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

                   31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

                   32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

                   33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

                   34. Due-on-Sale. The Mortgage for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Borrower, is transferred or sold, other than by reason of: (i) if the related Mortgaged Property is a residential cooperative property, transfers of stock of the Borrower in connection with the assignment of a proprietary lease for a unit in the related Mortgaged Property by a tenant-shareholder of the Borrower to other persons who by virtue of such transfers become tenant-shareholders in the Borrower; and (ii) in the case of other types of Mortgaged Properties, family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Borrower, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Borrower, transfers among affiliated Borrowers with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Borrowers or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                   35. Single Purpose Entity. Except in cases where the related Mortgaged Property is a residential cooperative property, the Borrower on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan Documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

                   36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

                   37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

                   38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Borrower is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer.

                   39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording, in all places necessary to perfect (to the extent that the filing of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Borrower granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in Paragraph 13 hereof, binding assignment thereof from the relevant assignor to the Trustee.

                   40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

                   41. Commencement of Amortization. Each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date.

                   42. Servicing Rights. Except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

                   43. Recourse. Unless the related Mortgaged Property is a residential cooperative property, the related Mortgage Loan Documents contain provisions providing for recourse against the related Borrower, a principal of such Borrower, or an entity controlled by a principal of such Borrower for damages, liabilities, expenses or claims sustained in connection with the Borrower's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

                   44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

                   45. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon.

                   46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

                   47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Borrower, and with such other information as may be required therein.

                   48. Grace Period. With respect to each Mortgage Loan, the related Mortgage or Mortgage Note provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five
(5) days from notice to the related Borrower of the default.

                   49. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller:

                  (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

                  (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

                   50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

                   51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

                   52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

                   53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

Representation #2
-----------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Great Mall of the Bay Area           This Mortgage Loan (the "A Loan") is one of two
                                                                  loans in an A/B Mortgage Loan structure, both of
                                                                  which are secured by the same mortgage instrument
                                                                  and are cross-defaulted.
----------------------------------------------------------------------------------------------------------------------

Representation #4
-----------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Great Mall of the Bay Area           This Mortgage Loan (the "A Loan") is one of two
                                                                  loans in an A/B Mortgage Loan structure, both of
                                                                  which are secured by the same mortgage instrument
                                                                  and are cross-defaulted.
----------------------------------------------------------------------------------------------------------------------

Representation #5
-----------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Great Mall of the Bay Area           This Mortgage Loan (the "A Loan") is one of two
                                                                  loans in an A/B Mortgage Loan structure, both of
                                                                  which are secured by the same mortgage instrument
                                                                  and are cross-defaulted.

                                                                  The security interest created by the mortgage and any
                                                                  separate security instrument is for the benefit of the
                                                                  holders of both the A Loan and the B Loan.

                                                                  The security interest created by the assignment of
                                                                  leases and rents (whether as a separate document or as
                                                                  part of the mortgage) is for the benefit of the
                                                                  holders of both the A Loan and the B Loan.
----------------------------------------------------------------------------------------------------------------------

Representation #8
-----------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             ARC MHC 10 Year 2                    There is a title insurance policy for each property.
                             Portfolio and                        The title insurance amount for each property is at
                             ARC MHC 5 Year 2                     least equal to the allocated loan amount for that
                             Portfolio                            property.
----------------------------------------------------------------------------------------------------------------------
                             Great Mall of the Bay Area           This Mortgage Loan (the "A Loan") is one of two
                                                                  loans in an A/B Mortgage Loan structure, both of
                                                                  which are secured by the same mortgage instrument
                                                                  and are cross-defaulted.  Only the right, title
                                                                  and interest of the Seller in the A Loan is being
                                                                  conveyed to the Purchaser.  The Title Policy was
                                                                  originally issued in the amount of $175,000,000.
----------------------------------------------------------------------------------------------------------------------

Representation #10
------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Bozeman Center                       Terrorism insurance coverage was waived upon the
                                                                  origination of this Mortgage Loan.  The related
                                                                  Mortgage Loan documents provide, however, that if
                                                                  during the loan term the lender reasonably
                                                                  determines that terrorism insurance is required by
                                                                  institutional lenders for similar properties
                                                                  similarly situated to the Mortgaged Property, the
                                                                  lender may require the borrower to obtain
                                                                  insurance against damage resulting from acts of
                                                                  terrorism or an insurance policy without exclusion
                                                                  for damages resulting from terrorism on terms
                                                                  consistent with the insurance required under the
                                                                  related mortgage.
----------------------------------------------------------------------------------------------------------------------
                             Gables East and West                 The borrower does not have to maintain terrorism
                                                                  coverage if it is not commercially available.
----------------------------------------------------------------------------------------------------------------------
                             Great Mall of the Bay Area           Terrorism insurance is not required to be
                                                                  purchased in excess of $100,000 premium (i.e., any
                                                                  amount of terrorism insurance that could be
                                                                  purchased with a higher
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                  premium is not required).
----------------------------------------------------------------------------------------------------------------------
                             Paragon Business Park                In the event that the borrower maintains terrorism
----------------------------------------------------------------------------------------------------------------------
                             CVS Seaford                          The borrower is required to obtain terrorism
                                                                  coverage subject to a premium cap of two times the
                                                                  premium paid for the terrorism coverage at closing
                                                                  (the "Terrorism Cap").  In the event the premium
                                                                  for the terrorism coverage exceeds the Terrorism
                                                                  Cap, the borrower shall provide as much terrorism
                                                                  coverage as possible for a premium equal to the
                                                                  Terrorism Cap.
----------------------------------------------------------------------------------------------------------------------

Representation #13
------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             ARC MHC 10 Year 2 Portfolio          For Kansas mortgage taxation purposes, recovery
                                                                  under the mortgage securing the property commonly
                                                                  known as Ridgewood Estates, located in Topeka,
                                                                  Kansas, is capped at $6,100,000.
----------------------------------------------------------------------------------------------------------------------
                             ARC MHC 5 Year 2 Portfolio           For Kansas mortgage taxation purposes, recovery
                                                                  under the mortgage securing the property commonly
                                                                  known as Glen Acres, in Wichita, Kansas, is capped
                                                                  at $2,387,000.
----------------------------------------------------------------------------------------------------------------------


Representation #14
------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Bozeman Center                       Terrorism insurance coverage was waived upon the
                                                                  origination of this Mortgage Loan.  The related
                                                                  Mortgage Loan documents provide, however, that if
                                                                  during the loan term the lender reasonably
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                  determines that terrorism insurance is required by
                                                                  institutional lenders for similar properties
                                                                  similarly situated to the Mortgaged Property, the
                                                                  lender may require the borrower to obtain
                                                                  insurance against damage resulting from acts of
                                                                  terrorism or an insurance policy without exclusion
                                                                  for damages resulting from terrorism on terms
                                                                  consistent with the insurance required under the
                                                                  related mortgage.
----------------------------------------------------------------------------------------------------------------------
                             Courtyard by Marriott-Plymouth       The Mortgaged Property is insured by the manager,
                             Meeting                              Courtyard Management Corporation, rather than the
                                                                  borrower or a tenant.
----------------------------------------------------------------------------------------------------------------------
                             Great Mall of the Bay Area           Business interruption insurance is in an amount
                                                                  equal to 100% of the projected gross income from
                                                                  the Mortgaged Property for the period it takes
                                                                  with reasonable dispatch and diligence to repair
                                                                  the Mortgaged Property, without time limitation,
                                                                  and has a six month extended period of indemnity.
----------------------------------------------------------------------------------------------------------------------
                             Seville - Commerce Bank              The insurance is maintained by the Condominium
                                                                  Board.  In the event the insurance which is
                                                                  maintained by the Condominium Board does not
                                                                  comply with the related loan documents, the
                                                                  borrower is obligated to cause the Condominium
                                                                  Board to make the necessary changes in order to
                                                                  bring all insurance policies into compliance with
                                                                  the related loan documents; and if the foregoing
                                                                  cannot be accomplished then the borrower must
                                                                  obtain an additional policy(ies) on an excess and
                                                                  contingent basis which will insure any gaps in
                                                                  coverage between the coverage obtained under the
                                                                  insurance policies obtained by the Condominium
                                                                  Board and the insurance required under the related
                                                                  loan documents.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                             Galileo Pool #2 and                  The loan documents require each insurance carrier to
                              Galileo Pool #1                     have a rating of at least AA-. However, in the event
                                                                  of syndicated coverages, only 75%, if four or fewer
                                                                  insurers are in the syndicate, or 60%, if 5 or more
                                                                  insurers are in the syndicate, are required to have
                                                                  a rating of at least AA- as long as the others are
                                                                  at least BBB.
----------------------------------------------------------------------------------------------------------------------

Representation #17
------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Walgreens - Fayetteville             Although the site plan for the Mortgaged Property
                                                                  was approved by the city, per city officials,
                                                                  there was an oversight in that the Mortgaged
                                                                  Property is short 10 parking spaces.  In the event
                                                                  of damage or destruction, the property would
                                                                  either have to add the 10 missing parking spaces
                                                                  or obtain a variance.  A city official recommended
                                                                  the property owner currently request a variance.
                                                                  The loan documents contain a covenant obligating
                                                                  the borrower to use reasonable efforts to obtain a
                                                                  variance on parking requirements.  A carve-out
                                                                  guarantor has guaranteed any loss the lender might
                                                                  sustain due to failure to obtain the variance.
----------------------------------------------------------------------------------------------------------------------
                             Westwood Apartments                  The current zoning laws and a conditional use
                                                                  permit issued for the related Mortgaged Property
                                                                  do not permit multifamily use.  The related
                                                                  mortgage loan is recourse to the borrower, and
                                                                  indemnitors until such time as the permitted use
                                                                  of the property is changed to permit multifamily
                                                                  use and until such time as Borrower provides
                                                                  Lender with copies of any applicable certificates
                                                                  of occupancy or a letter stating that such
                                                                  certificates are not required.  The borrower
                                                                  entered into any undertaking agreement to apply
                                                                  for a change in the zoning and to cause the change
                                                                  of the permitted use of the related
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                  Mortgaged Property.
----------------------------------------------------------------------------------------------------------------------
                             ARC MHC 10 Year 2 Portfolio          (1)  Stony Brook North, 3000 Stony Brook Drive,
                                                                  Raleigh, NC:  This property is legal
                                                                  non-conforming with respect to setbacks (2 mobile
                                                                  homes violate the setback requirements).  A zoning
                                                                  endorsement to the title insurance policy was
                                                                  obtained.  Local law for a non-conforming property
                                                                  requires a special use permit to be issued if
                                                                  either (i) the cost of rebuilding is 50% or more
                                                                  of the replacement costs or (ii) no completed
                                                                  application for a construction permit is submitted
                                                                  within one year after the occurrence of the damage.

                                                                  (2) Viking Villa, 433 South 980, Ogden, UT: This
                                                                  property is legal non-conforming with respect to
                                                                  setbacks (5 mobile homes violate the setback
                                                                  requirements). A zoning endorsement to the title
                                                                  insurance policy was obtained. Local law permits a
                                                                  non-conforming structure to be rebuilt to the same
                                                                  condition if restoration is stated within one year
                                                                  after the occurrence of the damage.

                                                                  (3) Redwood Village, 1735 West 3150 South, West
                                                                  Valley City, UT: This property is legal
                                                                  non-conforming with respect to parking (8 spaces
                                                                  needed) and density (property consists of 4.8218
                                                                  acres and 5 acres are required). A zoning
                                                                  endorsement to the title insurance policy was
                                                                  obtained. Local law permits a non-conforming
                                                                  structure to be rebuilt to the same condition if
                                                                  less than 50% of the structure is destroyed.

                                                                  (4) Peddler's Pond, 4826 US Highway 27N, Lake Wales,
                                                                  FL: This property is legal non-conforming with
                                                                  respect to use (current zoning does not permit use
                                                                  as a mobile home park), parking (465 spaces
                                                                  required, 402 existing) and density (76 mobile home
                                                                  pads allowed, 186 existing). Local law permits a
                                                                  non-conforming
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                  structure to be rebuilt to the same condition if a
                                                                  permit is issued within one year following the
                                                                  casualty.
----------------------------------------------------------------------------------------------------------------------
                             ARC MHC 5 Year 2 Portfolio           (1)  Torrey Hills, 5406 Torrey Road, Flint, MI:
                                                                  This property is legal non-conforming with respect
                                                                  to setbacks (3 mobile homes and 4 sheds violate
                                                                  the setback requirements).  A zoning endorsement
                                                                  to the title insurance policy was obtained.  Local
                                                                  law permits a non-conforming structure to be
                                                                  rebuilt to the same condition if less than 65% of
                                                                  the structure is damaged and restoration commences
                                                                  within one year following the casualty.

                                                                  (2) Deerhurst, 6500 Privette Toad, Wendell, NC: This
                                                                  property is legal non-conforming with respect to use
                                                                  (current zoning does not permit use as a mobile home
                                                                  park) and setbacks (shed violates the setback
                                                                  requirements). A zoning endorsement to the title
                                                                  insurance policy was obtained. Local law permits a
                                                                  non-conforming structure to be rebuilt to the same
                                                                  condition if 50% or less of the structure in
                                                                  damaged.

                                                                  (3) Gallant Estates, 4449 Burlington Road,
                                                                  Greensboro, NC: This property is legal
                                                                  non-conforming with respect to setbacks (23 mobile
                                                                  homes, the clubhouse and 7 storage buildings violate
                                                                  the setback requirements). A zoning endorsement to
                                                                  the title insurance policy was obtained. Local law
                                                                  permits a non-conforming structure to be rebuilt to
                                                                  the same condition if 50% or less of the property's
                                                                  tax value is damaged.
----------------------------------------------------------------------------------------------------------------------

Representation #18(ii)
----------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             International Place Office           The borrower owns the leasehold estate of this
                                                                  Mortgaged Property.  In a deed
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                  conveying the fee title, the United States
                                                                  Government retained a right of reversion in the
                                                                  event that certain covenants, including covenants
                                                                  relating to environmental and FAA regulations and
                                                                  building height restrictions, are breached. The
                                                                  right of reversion will invalidate a lease if the
                                                                  reversion is triggered as a result of an act or
                                                                  omission of the tenant. Lender obtained title
                                                                  insurance coverage insuring the lender against any
                                                                  loss, cost or damages incurred as a result of the
                                                                  exercise of the right of reversion. Lender also
                                                                  obtained a consent from the FAA and the Air Force
                                                                  wherein the lender was given the right to notice and
                                                                  cure prior to exercise of the reversion.
----------------------------------------------------------------------------------------------------------------------
                             Walgreens at Embassy Plaza           The Ground Lease is subject to the lien of the fee
                                                                  mortgage encumbering the fee interest in the
                                                                  property. However, the fee owner, Ground Lessee
                                                                  (Borrower), Lender and the fee mortgage entered into
                                                                  a consent and non-disturbance agreement.
----------------------------------------------------------------------------------------------------------------------

Representation #18(iii)
-----------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             International Place Office           The ground lease is assignable to a nominee,
                                                                  successor, transferee or assignee of the original
                                                                  lender, provided that such transfer must include a
                                                                  recognition of and agreement not to disturb all
                                                                  existing subtenants on the mortgaged property so
                                                                  long as they are not in default under their
                                                                  subleases and have signed a non-disturbance and
                                                                  attornment agreement with the lender.
----------------------------------------------------------------------------------------------------------------------

Representation #23
------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Great Mall of the Bay Area           This Mortgage Loan (the "A Loan") is one of two
                                                                  loans in an A/B Mortgage Loan structure, both of
                                                                  which are secured by the same mortgage instrument
                                                                  and are cross-
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                  defaulted. Only the right, title and interest of the
                                                                  Seller in the A Loan is being conveyed to the
                                                                  Purchaser.
----------------------------------------------------------------------------------------------------------------------
                             All Merrill loans                    The borrower is not explicitly required to pay
                                                                  Rating Agency fees in connection with a requested
                                                                  consent to an encumbrance; however, such
                                                                  encumbrances are not permitted under the loan
                                                                  documents.
----------------------------------------------------------------------------------------------------------------------

Representation #28
------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Galileo Pool #1 - Chestnut           The borrower may obtain the release of that portion
                             Hills, Murray, Kentucky              of the Mortgaged Property leased to Captain D's
                                                                  restaurant together with some adjacent parking
                                                                  spaces, which portion consists of 0.6248 acres, in
                                                                  connection with the sale of the outparcel to the
                                                                  tenant. The proceeds of the sale are required to be
                                                                  escrowed for one year following the sale. The
                                                                  proceeds of the sale will be released from escrow if
                                                                  the trailing 12-month debt service coverage ratio
                                                                  for any period after the first year after the sale
                                                                  of the outparcel is equal to or greater than 2.29:1.
                                                                  The sale is also conditioned, among other factors,
                                                                  on the borrower's compliance with any reasonable
                                                                  requirements of the lender, provided the same would
                                                                  be required by a prudent lender of securitized
                                                                  commercial mortgage loans applying generally
                                                                  applicable underwriting standards.
----------------------------------------------------------------------------------------------------------------------
                             Great Mall of the Bay Area           The borrower may obtain the release of an
                                                                  "Expansion Parcel" and "Out Parcels" upon
                                                                  satisfaction of numerous criteria including DSCR
                                                                  tests set forth in the loan documents and
                                                                  confirmation of the rating agencies that the
                                                                  partial release will not, in and of itself, result
                                                                  in the downgrading, withdrawal or qualification of
                                                                  the then-current ratings assigned to any of the
                                                                  securities issued in connection with a
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                  securitization of the loan.
----------------------------------------------------------------------------------------------------------------------
                             ARC MHC 10 Year 2 Portfolio and      Under each loan a maximum of 2 partial release
                             ARC MHC 5 Year 2 Portfolio           properties may be released during the loan term
                                                                  subject to satisfaction of stipulated conditions
                                                                  including loan to value and debt service coverage
                                                                  ratio tests and confirmation of the rating agencies
                                                                  that the partial release will not, in and of itself,
                                                                  result in the downgrading, withdrawal or
                                                                  qualification of the then-current ratings assigned
                                                                  to any of the securities issued in connection with a
                                                                  securitization of the loan.
----------------------------------------------------------------------------------------------------------------------

Representation #34
------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Great Mall of the Bay Area           In addition to transfers of interests among the
                                                                  general partners of the borrower, a one time
                                                                  transfer of equity interests in the borrower
                                                                  (direct or indirect) to a qualified transferee
                                                                  provided stipulated conditions are satisfied.
----------------------------------------------------------------------------------------------------------------------

Representation #35
------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             ARC MHC 10 Year 2 Portfolio          The related borrower has, in connection with the
                             and ARC MHC 5 Year 2                 cross-collateralization, executed a guaranty of the
                             Portfolio                            other borrower's mortgage debt (on a non-recourse
                                                                  basis other than to its related Mortgaged Property
                                                                  and related collateral, and subject to recourse
                                                                  carve-outs), and has entered into a contribution
                                                                  covenant for the benefit of the other borrower and
                                                                  the lender.
----------------------------------------------------------------------------------------------------------------------

Representation #38
------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Courtyard by Marriott -              Net revenue from the Mortgaged Property after
                             Plymouth Meeting                     deduction of fees owned to the manager, reserves for
                                                                  FF&E, expenses of the Mortgaged Property and other
                                                                  amounts the manager is entitled to expend
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                  under the property management agreement, are
                                                                  deposited into the clearing account. A "springing"
                                                                  clearing account was put in place at the origination
                                                                  of the Mortgage Loan.
----------------------------------------------------------------------------------------------------------------------

Representation #39
------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Great Mall of the Bay Area           This Mortgage Loan (the "A Loan") is one of two
                                                                  loans in an A/B Mortgage Loan structure, both of
                                                                  which are secured by the same mortgage instrument
                                                                  and are cross-defaulted.

                                                                  The security interest created by the UCC financing
                                                                  statement is for the benefit of the holders of both
                                                                  the A Loan and the B Loan.
----------------------------------------------------------------------------------------------------------------------
                             Courtyard by Marriott -              A liquor license is to be jointly issued to the
                             Plymouth Meeting                     borrower and the manager (a Marriott entity). Upon
                                                                  issuance, the lender has the manager's approval to
                                                                  file a financing statement with respect to the
                                                                  liquor license, however, the security interest will
                                                                  be subject to the manager's rights to the liquor
                                                                  license.
----------------------------------------------------------------------------------------------------------------------

Representation #41
------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             Great Mall of the Bay Area           This is an interest only loan.
---------------------------- ------------------------------------ ----------------------------------------------------

Representation #43
------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             All Merrill loans except Great Mall  The recourse carveout for waste is for waste
                             of the Bay Area, ARC MHC 10 Year 2   resulting from intentional misconduct or gross
                             Portfolio and ARC MHC 5 Year 2       negligence.
                             Portfolio
----------------------------------------------------------------------------------------------------------------------
                             Great Mall of the Bay Area           No recourse carveout for waste, or misappropriation
                                                                  of any security deposits,
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                  rents or insurance proceeds.
----------------------------------------------------------------------------------------------------------------------
                             ARC MHC 10 Year 2 Portfolio          The recourse liability with respect to waste is for
                             and ARC MHC 5 Year 2 Portfolio       "actual material physical waste."
----------------------------------------------------------------------------------------------------------------------

Representation #45
------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             International Place Office           The borrower's interest is a leasehold estate.
----------------------------------------------------------------------------------------------------------------------
                             Walgreens at Embassy Plaza           The borrower's interest is a leasehold estate.
----------------------------------------------------------------------------------------------------------------------
                             Galileo Pool #2 - Kingston           The borrower's interest is a leasehold estate.
                             Overlook property
----------------------------------------------------------------------------------------------------------------------

Representation #47
------------------

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             All Merrill loans.                   Quarterly operating statements and rent rolls for
                                                                  the Mortgaged Property are not required.
                                                                  Operating statements and rent rolls are to be
                                                                  provided upon request during the first 12 months
                                                                  of the loan.  Operating statements and rent rolls
                                                                  are required annually.
----------------------------------------------------------------------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

      MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

None.

                             ANNEX C (TO SCHEDULE I)

           MORTGAGE LOANS COVERED BY ENVIRONMENTAL INSURANCE POLICIES

                               (REPRESENTATION 12)

None.

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                   [ATTACHED]

  LOAN #                 PROPERTY NAME                  ORIGINATOR      PROPERTY TYPE                ADDRESS
    1       Great Mall of the Bay Area                     MLML             Retail       447 Great Mall Drive
    2       Galileo Pool # 1 (10)                          MLML             Retail       Various
   2.01     Springhurst                                    MLML             Retail       10508 Fischer Park Drive
   2.02     Lions Head                                     MLML             Retail       90 White Bridge Road
   2.03     Seacoast Shopping Center                       MLML             Retail       270 Lafayette Road
   2.04     Kingston Overlook                              MLML             Retail       9622 Kingston Pike
   2.05     Garden City Plaza                              MLML             Retail       2214 East Kansas Avenue
   2.06     Northridge Plaza                               MLML             Retail       435 William Hilton Parkway
   2.07     Marketplace at Flower Mound                    MLML             Retail       2221 Cross Timbers Road
   2.08     Chestnut Hills                                 MLML             Retail       700 North 12th Street
   2.09     Lady's Island Shopping Center                  MLML             Retail       136 Sea Island Parkway
   2.10     Anderson Plaza                                 MLML             Retail       1520 Edgefield Street
   2.11     Bulloch Plaza                                  MLML             Retail       603 Northside Center
   2.12     Briarcliff Square                              MLML             Retail       691 Emory Valley Road


        CITY                       COUNTY           STATE           ZIP CODE
   Milpitas                   Santa Clara             CA             95035
   Various                    Various              Various          Various
   Louisville                 Jefferson               KY             40241
   Nashville                  Davidson                TN             37205
   Seabrook                   Rockingham              NH             03874
   Knoxville                  Knox                    TN             37922
   Garden City                Finney                  KS             67846
   Hilton Head Island         Beaufort                SC             29926
   Flower Mound               Denton                  TX             75028
   Murray                     Calloway                KY             42071
   Beaufort                   Beaufort                SC             29907
   Greenwood                  Greenwood               SC             29646
   Statesboro                 Bulloch                 GA             30458
   Oak Ridge                  Anderson                TN             37830

  LOAN #                 PROPERTY NAME                  ORIGINATOR      PROPERTY TYPE                ADDRESS
   2.13     Collins Park Commons                           MLML             Retail       1803 James L. Redman Parkway
    4       Galileo Pool # 2 (10)                          MLML             Retail       Various
   4.01     Cobblestone Village                            MLML             Retail       305 State Road 312 West
   4.02     North Haven Crossing                           MLML             Retail       400 Universal Drive
   4.03     Coastal Way                                    MLML             Retail       10385-13173 Cortez Boulevard
   4.04     Cosby Station                                  MLML             Retail       3316 Georgia Highway 5
   4.05     Strawbridge                                    MLML             Retail       2133 General Booth Boulevard
   4.06     East Ridge Crossing                            MLML             Retail       4340 Ringgold Road
   4.07     Jasper Square                                  MLML             Retail       622 Highway 78 East
   4.08     Valley Commons                                 MLML             Retail       1700-1800 Apperson Drive
   4.09     58 Crossing                                    MLML             Retail       4850 Highway 58
   4.10     County Park Plaza                              MLML             Retail       1402 County Park Road
   4.11     Lunenburg Crossing                             MLML             Retail       301 Massachusetts Avenue
   4.12     Statesboro Square                              MLML             Retail       503 Northside Drive East
   4.13     Beach Crossing                                 MLML             Retail       1380 3rd Avenue South
   4.14     Buena Vista                                    MLML             Retail       4701 Buena Vista Road
    5       Pasadena Courtyard by Marriott                 MLML          Hospitality     180 North Fair Oaks Avenue



        CITY             COUNTY           STATE           ZIP CODE
   Plant City       Hillsborough            FL             33563
   Various          Various              Various          Various
   St. Augustine    St. Johns               FL             32086
   North Haven      New Haven               CT             06473
   Weeki Wachee     Hernando                FL             34613
   Douglasville     Douglas                 GA             30135
   Virginia Beach   Virginia Beach City     VA             23454
   East Ridge       Hamilton                TN             37412
   Jasper           Walker                  AL             35501
   Salem            Salem                   VA             24153
   Chattanooga      Hamilton                TN             37416
   Scottsboro       Jackson                 AL             35769
   Lunenburg        Worcester               MA             01462
   Statesboro       Bulloch                 GA             30458
   Myrtle Beach     Horry                   SC             29577
   Columbus         Muscogee                GA             31907
   Pasadena         Los Angeles             CA             91103

  LOAN #                 PROPERTY NAME                  ORIGINATOR         PROPERTY TYPE                      ADDRESS
    6       ARC MHC 10 Year 2 Portfolio                    MLML          Manufactured Housing         Various
   6.01     Crescentwood Village                           MLML          Manufactured Housing         250 East 11400 South
   6.02     Southfork                                      MLML          Manufactured Housing         4937 Stuart Road
   6.03     Friendly Village                               MLML          Manufactured Housing         9 Pinetree Road
   6.04     Stony Brook North                              MLML          Manufactured Housing         3000 Stony Brook Drive
   6.05     Viking Villa                                   MLML          Manufactured Housing         433 East 980 North
   6.06     Ridgewood Estates                              MLML          Manufactured Housing         4100 Southeast Adams Street
   6.07     Pedaler's Pond                                 MLML          Manufactured Housing         1960 Pedaler's Pond Boulevard
   6.08     Redwood Village                                MLML          Manufactured Housing         1735 West 3150 South Street
   6.09     Plainview                                      MLML          Manufactured Housing         3650 Harvey Place
    7       WestPoint Crossing Shopping Center             MLML             Retail                    1161-1223 West Irvington Road


        CITY             COUNTY           STATE           ZIP CODE
   Various          Various              Various          Various
   Sandy            Salt Lake               UT             84070
   Denton           Denton                  TX             76207
   Lawrenceville    Gwinnett                GA             30043
   Raleigh          Wake                    NC             27604
   Ogden            Weber                   UT             84404
   Topeka           Shawnee                 KS             66609
   Lake Wales       Polk                    FL             33859
   West Valley      Salt Lake               UT             84119
   Casper           Natrona                 WY             82601
   Tucson           Pima                    AZ             85714

  LOAN #                 PROPERTY NAME                  ORIGINATOR       PROPERTY TYPE                             ADDRESS
    8       ARC MHC 5 Year 2 Portfolio                     MLML          Manufactured Housing           Various
   8.01     Torrey Hills                                   MLML          Manufactured Housing           5406 Torrey Road
   8.02     Smoke Creek                                    MLML          Manufactured Housing           4255 Smokecreek Parkway
   8.03     Ortega Village                                 MLML          Manufactured Housing           5515 118th Street
   8.04     Deerhurst                                      MLML          Manufactured Housing           6500 Privette Road
   8.05     Glen Acres                                     MLML          Manufactured Housing           500 East 50th Street South
   8.06     Shadow Mountain                                MLML          Manufactured Housing           1601 East Highway 1417
   8.07     Gallant Estates                                MLML          Manufactured Housing           4449 Burlington Road
    9       GFS Marketplace Portfolio (23)                 MLML             Retail                      Various
   9.01     GFS - Burbank, IL                              MLML             Retail                      8146 South Cicero Avenue
   9.02     GFS - Maumee, OH                               MLML             Retail                      1450 Holland Road
   9.03     GFS - Merrillville, IN                         MLML             Retail                      1601 West 81st Avenue
   9.04     GFS - Indianapolis, IN                         MLML             Retail                      4574 Lafayette Road
   9.05     GFS - Columbus, OH                             MLML             Retail                      6375 Tussing Road
   9.06     GFS - Troy, MI                                 MLML             Retail                      2822 East Maple Road


     CITY             COUNTY           STATE           ZIP CODE
Various          Various              Various          Various
Flint            Genesee                 MI             48507
Snellville       Gwinnett                GA             30039
Jacksonville     Duval                   FL             32244
Wendell          Wake                    NC             27591
Wichita          Sedgwick                KS             67216
Sherman          Grayson                 TX             75090
Greensboro       Guilford                NC             27405
Various          Various              Various          Various
Burbank          Cook                    IL             60459
Maumee           Lucas                   OH             43537
Merrillville     Lake                    IN             46410
Indianapolis     Marion                  IN             46254
Reynoldsburg     Franklin                OH             43068
Troy             Oakland                 MI             48083

  LOAN #            PROPERTY NAME       ORIGINATOR      PROPERTY TYPE                ADDRESS
   9.07     GFS - Elkhart, IN               MLML             Retail       2700 Cassopolis Street
   9.08     GFS - Rockford, IL              MLML             Retail       6955 Garrett Lane
   9.09     GFS - Canton, OH                MLML             Retail       4324 Whipple Avenue Northwest
   9.1      GFS - Dublin, OH                MLML             Retail       3901 West Dublin Granville Road
   9.11     GFS - Marquette, MI             MLML             Retail       3480 US 41 West
   9.12     GFS - Lansing, MI               MLML             Retail       454 East Edgewood Boulevard
   9.13     GFS - Mansfield, OH             MLML             Retail       1310 North Lexington - Springmill Road
   9.14     GFS - Sandusky, OH              MLML             Retail       3818 Milan Road
   9.15     GFS - Port Huron, MI            MLML             Retail       4605 24th Avenue
   9.16     GFS - Terre Haute, IN           MLML             Retail       5000 South 7th Street
   9.17     GFS - Bay City, MI              MLML             Retail       3730 Wilder Road
    12      Clarkstown Executive Park       MLML           Industrial     704 & 706 Executive Boulevard and 612 & 614 Corporate Way
    13      Paragon Business Center         MLML             Office       25020-25061 Avenue Stanford
    14      Woodrow Plaza                   MLML             Retail       645-655 Rossville Avenue
    17      Heritage Oaks Apartments        MLML          Multifamily     10 Vairo Boulevard
    19      CrossRoads Towne Center         MLML             Retail       12751-12875 West Bell Road


      CITY                       COUNTY           STATE           ZIP CODE
 Elkhart                    Elkhart                 IN             46514
 Rockford                   Winnebago               IL             61104
 Canton                     Stark                   OH             44718
 Dublin                     Franklin                OH             43017
 Marquette                  Marquette               MI             49855
 Lansing                    Ingham                  MI             48911
 Mansfield                  Richland                OH             44906
 Sandusky                   Erie                    OH             44870
 Fort Gratiot               St. Clair               MI             48059
 Terre Haute                Vigo                    IN             47802
 Bay City                   Bay                     MI             48706
 Valley Cottage             Rockland                NY             10989
 Valencia/Santa Clarita     Los Angeles             CA             91355
 Staten Island              Richmond                NY             10309
 State College              Centre                  PA             16803
 Surprise                   Maricopa                AZ             85374

  LOAN #                 PROPERTY NAME                  ORIGINATOR   PROPERTY TYPE                ADDRESS
    20      Courtyard by Marriott - Plymouth Meeting       MLML       Hospitality     650 West Germantown Pike
    21      Colorado Club Apartments                       MLML       Multifamily     794 Normandy Street
    23      Encore Hotel Portfolio                         MLML       Hospitality     Various
  23.01     Towne Place Suites                             MLML       Hospitality     703 North Shore Drive
  23.02     Fairfield Inn                                  MLML       Hospitality     619 North Shore Drive
  23.03     Fairfield Inn & Suites                         MLML       Hospitality     345 Griffin Bell Drive
    29      Port Columbus IV                               MLML          Office       2780 Airport Drive
    30      Barkley Trails Apartments                      MLML       Multifamily     3100-3132 Racine Street
    31      Beaverton Town Square                          MLML          Retail       11781 Southwest Beaverton Hillsdale Highway
    35      Corona Corporate Park III                      MLML          Office       355 East Rincon Street
    36      Escondido Valley Center                        MLML          Retail       1352 West Valley Parkway
    38      Rivertree Landings Apartments                  MLML       Multifamily     6909 Indian River Drive
    40      International Place Office                     MLML          Office       119 International Drive and 15 & 19 Rye Street
    42      Westwood Apartments                            MLML       Multifamily     6800 Villa DeCosta Drive
    43      Dam Neck Commerce Park                         MLML       Self Storage    3212 Dam Neck Road
    44      Mountain Dream Center                          MLML        Mixed Use      11105-11165 South Eastern Avenue



     CITY             COUNTY           STATE           ZIP CODE
Plymouth         Montgomery              PA             19462
Houston          Harris                  TX             77015
Various          Various              Various          Various
Jeffersonville   Clark                   IN             47130
Jeffersonville   Clark                   IN             47130
Hopkinsville     Christian               KY             42240
Columbus         Franklin                OH             43219
Bellingham       Whatcom                 WA             98226
Beaverton        Washington              OR             97005
Corona           Riverside               CA             92879
Escondido        San Diego               CA             92029
Tampa            Hillsborough            FL             33617
Portsmouth       Rockingham              NH             03801
Orlando          Orange                  FL             32821
Virginia Beach   Virginia Beach City     VA             23453
Henderson        Clark                   NV             89052

  LOAN #                 PROPERTY NAME                  ORIGINATOR      PROPERTY TYPE                ADDRESS
    45      Bozeman Center                                 MLML             Retail       1601-1631 West Main Street
    46      Gables East and West                           MLML          Multifamily     15441 & 15505 Nordhoff Street
    48      Fallbrook Hills Apartments                     MLML          Multifamily     744 West Fallbrook Street
    49      Seville - Commerce Bank                        MLML             Retail       1470 Second Avenue
    50      The Ponde Apartments (20)                      MLML          Multifamily     1224 East Lamar Boulevard
    55      24955 Pacific Coast Highway                    MLML             Office       24955 Pacific Coast Highway
    56      Wymberly Crossing Apartments (22)              MLML          Multifamily     3001 South Carrier Parkway
    57      Orleans East Apartments                        MLML          Multifamily     13733 Chef Menteur Highway
    59      CVS Long Island                                MLML             Retail       2250 Seamans Neck Road
    61      Walgreens - Fayetteville                       MLML             Retail       780 North Glynn Street
    62      Jupiter Commerce Center                        MLML             Office       13657 Jupiter Road
    63      Promenade West                                 MLML             Retail       2211-2339 South University Drive
    66      Walgreen's at Embassy Plaza                    MLML             Retail       3760 West Ina Road
    68      Walnut Town & Country Shopping Center          MLML             Retail       1205-1245 North Grand Avenue
    69      Gladstone Industrial                           MLML           Industrial     12423 Gladstone Avenue
    70      Old Town Self Storage                          MLML          Self Storage    930 Catherine Street


        CITY             COUNTY           STATE           ZIP CODE
   Bozeman          Gallatin                MT             59715
   North Hills      Los Angeles             CA             91343
   Fallbrook        San Diego               CA             92028
   New York         New York                NY             10021
   Arlington        Tarrant                 TX             76011
   Malibu           Los Angeles             CA             90265
   Grand Prairie    Dallas                  TX             75052
   New Orleans      Orleans                 LA             70129
   Seaford          Nassau                  NY             11783
   Fayetteville     Fayette                 GA             30214
   Dallas           Dallas                  TX             75238
   Davie            Broward                 FL             33324
   Marana           Pima                    AZ             85741
   Walnut           Los Angeles             CA             91789
   Sylmar           Los Angeles             CA             91342
   Key West         Monroe                  FL             33040

                                                                                                  MONTHLY DEBT
  LOAN #                  PROPERTY NAME                  CUTOFF BALANCE     ORIGINAL BALANCE        SERVICE
    1       Great Mall of the Bay Area                    151,000,000.00      151,000,000.00          613,060.00
    2       Galileo Pool # 1 (10)                          77,000,000.00       77,000,000.00          347,138.46
   2.01     Springhurst                                    36,261,000.00       36,261,000.00
   2.02     Lions Head                                      8,000,000.00        8,000,000.00
   2.03     Seacoast Shopping Center                        7,034,000.00        7,034,000.00
   2.04     Kingston Overlook                               5,629,000.00        5,629,000.00
   2.05     Garden City Plaza                               3,910,000.00        3,910,000.00
   2.06     Northridge Plaza                                3,868,000.00        3,868,000.00
   2.07     Marketplace at Flower Mound                     3,475,000.00        3,475,000.00
   2.08     Chestnut Hills                                  2,169,000.00        2,169,000.00
   2.09     Lady's Island Shopping Center                   1,866,000.00        1,866,000.00
   2.10     Anderson Plaza                                  1,514,000.00        1,514,000.00
   2.11     Bulloch Plaza                                   1,297,000.00        1,297,000.00
   2.12     Briarcliff Square                               1,187,000.00        1,187,000.00
   2.13     Collins Park Commons                              790,000.00          790,000.00
    4       Galileo Pool # 2 (10)                          54,000,000.00       54,000,000.00          228,760.18
   4.01     Cobblestone Village                            21,197,000.00       21,197,000.00
   4.02     North Haven Crossing                            7,390,000.00        7,390,000.00


 ORIGINAL MORTGAGE   PRIMARY SERVICING    MASTER SERVICING
     RATE (%)           FEE RATE (%)        FEE RATE (%)
      4.8000               0.0200              0.0100
      5.3300               0.0200              0.0100













      5.0100               0.0200              0.0100




  LOAN #                  PROPERTY NAME                  CUTOFF BALANCE     ORIGINAL BALANCE
   4.03     Coastal Way                                     4,935,000.00        4,935,000.00
   4.04     Cosby Station                                   3,182,000.00        3,182,000.00
   4.05     Strawbridge                                     2,894,000.00        2,894,000.00
   4.06     East Ridge Crossing                             2,706,000.00        2,706,000.00
   4.07     Jasper Square                                   2,126,000.00        2,126,000.00
   4.08     Valley Commons                                  1,807,000.00        1,807,000.00
   4.09     58 Crossing                                     1,758,000.00        1,758,000.00
   4.10     County Park Plaza                               1,414,000.00        1,414,000.00
   4.11     Lunenburg Crossing                              1,410,000.00        1,410,000.00
   4.12     Statesboro Square                               1,196,000.00        1,196,000.00
   4.13     Beach Crossing                                  1,098,000.00        1,098,000.00
   4.14     Buena Vista                                       887,000.00          887,000.00
    5       Pasadena Courtyard by Marriott                 38,500,000.00       38,500,000.00
    6       ARC MHC 10 Year 2 Portfolio                    35,879,107.91       35,952,000.00
   6.01     Crescentwood Village                            7,903,942.33        7,920,000.00
   6.02     Southfork                                       5,716,386.57        5,728,000.00
   6.03     Friendly Village                                5,349,132.69        5,360,000.00
   6.04     Stony Brook North                               4,391,079.07        4,400,000.00
   6.05     Viking Villa                                    4,151,565.67        4,160,000.00



MONTHLY DEBT      ORIGINAL MORTGAGE   PRIMARY SERVICING    MASTER SERVICING
  SERVICE             RATE (%)           FEE RATE (%)        FEE RATE (%)












    189,968.98         5.8400               0.0200              0.0100
    204,808.72         5.5300               0.0200              0.0100






                                                                                                  MONTHLY DEBT
  LOAN #                  PROPERTY NAME                  CUTOFF BALANCE     ORIGINAL BALANCE        SERVICE
   6.06     Ridgewood Estates                               3,896,084.70        3,904,000.00
   6.07     Pedaler's Pond                                  2,634,647.44        2,640,000.00
   6.08     Redwood Village                                 1,117,729.22        1,120,000.00
   6.09     Plainview                                         718,540.21          720,000.00
    7       WestPoint Crossing Shopping Center             27,969,696.76       28,000,000.00          160,036.57
    8       ARC MHC 5 Year 2 Portfolio                     25,099,522.09       25,156,000.00          135,812.61
   8.01     Torrey Hills                                    9,826,887.94        9,849,000.00
   8.02     Smoke Creek                                     5,347,966.23        5,360,000.00
   8.03     Ortega Village                                  3,047,143.44        3,054,000.00
   8.04     Deerhurst                                       2,953,354.48        2,960,000.00
   8.05     Glen Acres                                      1,524,569.48        1,528,000.00
   8.06     Shadow Mountain                                 1,494,636.83        1,498,000.00
   8.07     Gallant Estates                                   904,963.69          907,000.00
    9       GFS Marketplace Portfolio (23)                 22,213,790.70       23,540,000.00          135,748.19
   9.01     GFS - Burbank, IL                               2,040,947.48        2,070,000.00
   9.02     GFS - Maumee, OH                                1,952,210.63        1,980,000.00
   9.03     GFS - Merrillville, IN                          1,725,438.69        1,750,000.00
   9.04     GFS - Indianapolis, IN                          1,350,772.00        1,370,000.00
   9.05     GFS - Columbus, OH                              1,350,772.00        1,370,000.00



ORIGINAL MORTGAGE   PRIMARY SERVICING    MASTER SERVICING
    RATE (%)           FEE RATE (%)        FEE RATE (%)




     5.5600               0.0200              0.0100
     5.0500               0.0200              0.0100







     5.3000               0.0200              0.0100







  LOAN #                  PROPERTY NAME                  CUTOFF BALANCE     ORIGINAL BALANCE
   9.06     GFS - Troy, MI                                  1,262,035.16        1,280,000.00
   9.07     GFS - Elkhart, IN                               1,252,175.51        1,270,000.00
   9.08     GFS - Rockford, IL                              1,252,175.51        1,270,000.00
   9.09     GFS - Canton, OH                                1,242,315.86        1,260,000.00
   9.1      GFS - Dublin, OH                                1,193,017.61        1,210,000.00
   9.11     GFS - Marquette, MI                             1,183,157.96        1,200,000.00
   9.12     GFS - Lansing, MI                               1,163,438.66        1,180,000.00
   9.13     GFS - Mansfield, OH                             1,143,719.36        1,160,000.00
   9.14     GFS - Sandusky, OH                              1,094,421.11        1,110,000.00
   9.15     GFS - Port Huron, MI                            1,025,403.57        1,040,000.00
   9.16     GFS - Terre Haute, IN                             995,824.62        1,010,000.00
   9.17     GFS - Bay City, MI                                985,964.97        1,000,000.00
    12      Clarkstown Executive Park                      15,975,862.68       16,000,000.00
    13      Paragon Business Center                        15,507,814.30       15,525,000.00
    14      Woodrow Plaza                                  14,953,044.04       15,000,000.00
    17      Heritage Oaks Apartments                       13,147,944.24       13,200,000.00
    19      CrossRoads Towne Center                        12,253,108.63       12,300,000.00
    20      Courtyard by Marriott - Plymouth Meeting       12,231,064.31       12,250,000.00
    21      Colorado Club Apartments                       12,000,000.00       12,000,000.00


MONTHLY DEBT      ORIGINAL MORTGAGE   PRIMARY SERVICING    MASTER SERVICING
  SERVICE             RATE (%)           FEE RATE (%)        FEE RATE (%)












    100,270.65         5.7100               0.0200              0.0100
     87,565.70         5.4400               0.0200              0.0100
     87,822.01         5.7800               0.0200              0.0100
     56,202.14         5.8750               0.0300              0.0200
     74,061.33         6.0400               0.0200              0.0100
     75,591.94         5.5500               0.0200              0.0100
     55,763.89         5.5000               0.0200              0.0100


  LOAN #                  PROPERTY NAME                  CUTOFF BALANCE     ORIGINAL BALANCE
    23      Encore Hotel Portfolio                         11,334,572.10       11,380,000.00
  23.01     Towne Place Suites                              4,432,236.00        4,450,000.00
  23.02     Fairfield Inn                                   4,183,234.00        4,200,000.00
  23.03     Fairfield Inn & Suites                          2,719,102.10        2,730,000.00
    29      Port Columbus IV                                9,454,967.82        9,500,000.00
    30      Barkley Trails Apartments                       8,556,182.01        8,600,000.00
    31      Beaverton Town Square                           8,539,473.48        8,600,000.00
    35      Corona Corporate Park III                       7,591,759.32        7,600,000.00
    36      Escondido Valley Center                         7,574,805.18        7,600,000.00
    38      Rivertree Landings Apartments                   7,120,000.00        7,120,000.00
    40      International Place Office                      6,987,653.30        7,000,000.00
    42      Westwood Apartments                             6,686,209.39        6,700,000.00
    43      Dam Neck Commerce Park                          6,589,766.90        6,600,000.00
    44      Mountain Dream Center                           6,580,371.25        6,600,000.00
    45      Bozeman Center                                  6,543,083.19        6,550,000.00
    46      Gables East and West                            6,500,000.00        6,500,000.00
    48      Fallbrook Hills Apartments                      6,473,705.59        6,500,000.00
    49      Seville - Commerce Bank                         6,463,329.43        6,480,000.00
    50      The Ponde Apartments (20)                       6,283,820.52        6,310,000.00


MONTHLY DEBT      ORIGINAL MORTGAGE   PRIMARY SERVICING    MASTER SERVICING
  SERVICE             RATE (%)           FEE RATE (%)        FEE RATE (%)
     77,265.80         6.5600               0.0200              0.0100



     56,652.27         5.9500               0.0200              0.0100
     49,425.04         5.6100               0.0200              0.0100
     70,269.18         5.5000               0.0200              0.0100
     43,032.83         5.5500               0.0200              0.0100
     43,390.68         5.4750               0.0200              0.0100
     38,265.23         5.0100               0.0200              0.0100
     42,691.30         6.1600               0.0200              0.0100
     37,873.89         5.4600               0.0200              0.0100
     39,782.75         5.5300               0.0200              0.0100
     40,648.10         6.0500               0.0200              0.0100
     37,974.73         5.6900               0.0200              0.0100
     37,932.24         6.0200               0.0200              0.0100
     34,933.14         5.7500               0.1000              0.0200
     38,238.01         5.4500               0.0200              0.0100
     36,323.92         5.6250               0.0200              0.0100


  LOAN #                  PROPERTY NAME                  CUTOFF BALANCE     ORIGINAL BALANCE
    55      24955 Pacific Coast Highway                     4,759,291.10        4,800,000.00
    56      Wymberly Crossing Apartments (22)               4,531,122.56        4,550,000.00
    57      Orleans East Apartments                         4,495,166.45        4,500,000.00
    59      CVS Long Island                                 4,394,999.93        4,400,000.00
    61      Walgreens - Fayetteville                        4,195,488.68        4,200,000.00
    62      Jupiter Commerce Center                         3,634,595.39        3,650,000.00
    63      Promenade West                                  3,451,561.30        3,500,000.00
    66      Walgreen's at Embassy Plaza                     3,137,691.44        3,150,000.00
    68      Walnut Town & Country Shopping Center           2,860,419.76        2,900,000.00
    69      Gladstone Industrial                            2,700,000.00        2,700,000.00
    70      Old Town Self Storage                           2,516,056.54        2,530,000.00



MONTHLY DEBT      ORIGINAL MORTGAGE   PRIMARY SERVICING    MASTER SERVICING
  SERVICE             RATE (%)           FEE RATE (%)        FEE RATE (%)
     35,427.08         6.2800               0.0200              0.0100
     26,192.37         5.6250               0.0200              0.0100
     25,833.55         5.6000               0.0200              0.0100
     24,433.40         5.3000               0.0200              0.0100
     24,111.33         5.6000               0.0200              0.0100
     20,815.99         5.5400               0.0200              0.0100
     29,299.15         5.8750               0.0200              0.0100
     18,724.13         5.9200               0.0200              0.0100
     24,526.72         6.0350               0.0200              0.0100
     15,043.57         5.3300               0.0200              0.0100
     16,533.59         6.1500               0.0200              0.0100

                                                           NET
                                                        MORTGAGE      ACCRUAL               REM.
  LOAN #                  PROPERTY NAME                 RATE (%)       TYPE       TERM      TERM
    1       Great Mall of the Bay Area                   4.7677     Actual/360     60        52
    2       Galileo Pool # 1 (10)                        5.2977     Actual/360     60        54
   2.01     Springhurst
   2.02     Lions Head
   2.03     Seacoast Shopping Center
   2.04     Kingston Overlook
   2.05     Garden City Plaza
   2.06     Northridge Plaza
   2.07     Marketplace at Flower Mound
   2.08     Chestnut Hills
   2.09     Lady's Island Shopping Center
   2.10     Anderson Plaza
   2.11     Bulloch Plaza
   2.12     Briarcliff Square
   2.13     Collins Park Commons
    4       Galileo Pool # 2 (10)                        4.9777     Actual/360     84        78
   4.01     Cobblestone Village
   4.02     North Haven Crossing




 MATURITY                AMORT      REM.
   DATE     ARD DATE     TERM       AMORT      GROUND LEASE        ARD
 9/1/08      9/1/08        0          0             No             No
 11/1/08     11/1/08       0          0        Fee/Leasehold       No
                                                    No
                                                    No
                                                    No
                                               Fee/Leasehold
                                                    No
                                                    No
                                                    No
                                                    No
                                                    No
                                                    No
                                                    No
                                                    No
                                                    No
 11/1/10     11/1/10       0          0             No             No
                                                    No
                                                    No

                                                           NET
                                                        MORTGAGE      ACCRUAL               REM.
  LOAN #                  PROPERTY NAME                 RATE (%)       TYPE       TERM      TERM
   4.03     Coastal Way
   4.04     Cosby Station
   4.05     Strawbridge
   4.06     East Ridge Crossing
   4.07     Jasper Square
   4.08     Valley Commons
   4.09     58 Crossing
   4.10     County Park Plaza
   4.11     Lunenburg Crossing
   4.12     Statesboro Square
   4.13     Beach Crossing
   4.14     Buena Vista
    5       Pasadena Courtyard by Marriott               5.8077     Actual/360     120      119
    6       ARC MHC 10 Year 2 Portfolio                  5.4977     Actual/360     120      118
   6.01     Crescentwood Village
   6.02     Southfork
   6.03     Friendly Village
   6.04     Stony Brook North
   6.05     Viking Villa




  MATURITY     ARC         AMORT       REM.
    DATE       DATE         TERM       AMORT     GROUND LEASE        ARD
                                                       No
                                                       No
                                                       No
                                                       No
                                                       No
                                                       No
                                                       No
                                                       No
                                                       No
                                                       No
                                                       No
                                                       No
    4/1/14      4/1/14       288        288            No             No
    3/1/14      3/1/14       360        358            No             No
                                                       No
                                                       No
                                                       No
                                                       No
                                                       No

                                                           NET
                                                        MORTGAGE      ACCRUAL               REM.   MATURITY
  LOAN #                  PROPERTY NAME                 RATE (%)       TYPE       TERM      TERM      DATE
   6.06     Ridgewood Estates
   6.07     Pedaler's Pond
   6.08     Redwood Village
   6.09     Plainview
    7       WestPoint Crossing Shopping Center           5.5277     Actual/360     120      119       4/1/14
    8       ARC MHC 5 Year 2 Portfolio                   5.0177     Actual/360     60        58       3/1/09
   8.01     Torrey Hills
   8.02     Smoke Creek
   8.03     Ortega Village
   8.04     Deerhurst
   8.05     Glen Acres
   8.06     Shadow Mountain
   8.07     Gallant Estates
    9       GFS Marketplace Portfolio (23)               5.2677     Actual/360     120      111       8/1/13
   9.01     GFS - Burbank, IL
   9.02     GFS - Maumee, OH
   9.03     GFS - Merrillville, IN
   9.04     GFS - Indianapolis, IN
   9.05     GFS - Columbus, OH



 ARD      AMORT         REM.
 DATE     TERM          AMORT       GROUND LEASE       ARD
                                         No
                                         No
                                         No
                                         No
  4/1/14       360        359            No             No
  3/1/09       360        358            No             No
                                         No
                                         No
                                         No
                                         No
                                         No
                                         No
                                         No
  8/1/28       300        291            No             Yes
                                         No
                                         No
                                         No
                                         No
                                         No

                                                           NET
                                                        MORTGAGE      ACCRUAL                REM.    MATURITY
  LOAN #                  PROPERTY NAME                 RATE (%)       TYPE       TERM      TERM       DATE
   9.06     GFS - Troy, MI
   9.07     GFS - Elkhart, IN
   9.08     GFS - Rockford, IL
   9.09     GFS - Canton, OH
   9.1      GFS - Dublin, OH
   9.11     GFS - Marquette, MI
   9.12     GFS - Lansing, MI
   9.13     GFS - Mansfield, OH
   9.14     GFS - Sandusky, OH
   9.15     GFS - Port Huron, MI
   9.16     GFS - Terre Haute, IN
   9.17     GFS - Bay City, MI
    12      Clarkstown Executive Park                    5.6777     Actual/360     120      119       4/1/14
    13      Paragon Business Center                      5.4077     Actual/360     120      119       4/1/14
    14      Woodrow Plaza                                5.7477     Actual/360     120      117       2/1/14
    17      Heritage Oaks Apartments                     5.8427     Actual/360     84       116       1/1/14
    19      CrossRoads Towne Center                      6.0077     Actual/360     120      116       1/1/14
    20      Courtyard by Marriott - Plymouth Meeting     5.5177     Actual/360     60        59       4/1/09
    21      Colorado Club Apartments                     5.4677     Actual/360     120      119       4/1/14



 ARD          AMORT     REM.
 DATE         TERM      AMORT     GROUND LEASE         ARD
                                        No
                                        No
                                        No
                                        No
                                        No
                                        No
                                        No
                                        No
                                        No
                                        No
                                        No
                                        No
 4/1/14       300        299            No             No
 4/1/14       360        359            No             No
 2/1/14       360        357            No             No
 1/1/14       360        360            No             No
 1/1/14       360        356            No             No
 4/1/29       300        299            No             Yes
 4/1/14       348        348            No             No

                                                           NET
                                                        MORTGAGE      ACCRUAL               REM.      MATURITY
  LOAN #                  PROPERTY NAME                 RATE (%)       TYPE       TERM      TERM      DATE
    23      Encore Hotel Portfolio                       6.5277     Actual/360     120      117       2/1/14
  23.01     Towne Place Suites
  23.02     Fairfield Inn
  23.03     Fairfield Inn & Suites
    29      Port Columbus IV                             5.9177     Actual/360     120      115       12/1/13
    30      Barkley Trails Apartments                    5.5777     Actual/360     120      115       12/1/13
    31      Beaverton Town Square                        5.4677     Actual/360     180      178       3/1/19
    35      Corona Corporate Park III                    5.4177     Actual/360     120      119       4/1/14
    36      Escondido Valley Center                      5.4427     Actual/360     120      117       2/1/14
    38      Rivertree Landings Apartments                4.9777     Actual/360     120      120       5/1/14
    40      International Place Office                   6.1277     Actual/360     120      118       3/1/14
    42      Westwood Apartments                          5.3277     Actual/360     84        82       3/1/11
    43      Dam Neck Commerce Park                       5.4977     Actual/360     120      119       4/1/14
    44      Mountain Dream Center                        5.9177     Actual/360     120      117       2/1/14
    45      Bozeman Center                               5.6577     Actual/360     120      119       4/1/14
    46      Gables East and West                         5.9877     Actual/360     120      112       9/1/13
    48      Fallbrook Hills Apartments                   5.7177     Actual/360     60       116       1/1/14
    49      Seville - Commerce Bank                      5.4177     Actual/360     120      118       3/1/14
    50      The Ponde Apartments (20)                    5.5927     Actual/360     120      116       1/1/14



    ARD         AMORT     REM.
    DATE        TERM      AMORT      GROUND LEASE        ARD
    2/1/29       300        297            No             Yes
                                           No
                                           No
                                           No
    12/1/13      360        355            No             No
    12/1/13      360        355            No             No
    3/1/19       180        178            No             No
    4/1/14       360        357            No             No
    2/1/14       360        359            No             No
    5/1/14       360        360            No             No
    3/1/14       360        358            Yes            No
    3/1/11       360        358            No             No
    4/1/14       360        357            No             No
    2/1/14       300        299            No             No
    4/1/14       360        359            No             No
    9/1/13       360        356            No             No
    1/1/14       360        357            No             No
    3/1/31       324        322            No             Yes
    1/1/14       360        356            No             No

                                                           NET
                                                        MORTGAGE      ACCRUAL               REM.      MATURITY
  LOAN #                  PROPERTY NAME                 RATE (%)       TYPE       TERM      TERM       DATE
    55      24955 Pacific Coast Highway                  6.2477     Actual/360     240      236       1/1/24
    56      Wymberly Crossing Apartments (22)            5.5927     Actual/360     120      116       1/1/14
    57      Orleans East Apartments                      5.5677     Actual/360     120      119       4/1/14
    59      CVS Long Island                              5.2677     Actual/360     120      119       4/1/14
    61      Walgreens - Fayetteville                     5.5677     Actual/360     120      119       4/1/14
    62      Jupiter Commerce Center                      5.5077     Actual/360     120      116       1/1/14
    63      Promenade West                               5.8427     Actual/360     180      176       1/1/19
    66      Walgreen's at Embassy Plaza                  5.8877     Actual/360     77        73       6/1/10
    68      Walnut Town & Country Shopping Center        6.0027     Actual/360     180      176       1/1/19
    69      Gladstone Industrial                         5.2977     Actual/360     120      120       5/1/14
    70      Old Town Self Storage                        6.1177     Actual/360     120      116       1/1/14



  ARD        AMORT      REM.
  DATE       TERM       AMORT     GROUND LEASE         ARD
 1/1/24       240        236            No             No
 1/1/14       360        356            No             No
 4/1/14       360        359            No             No
 4/1/34       360        359            No             Yes
 4/1/34       360        359            No             Yes
 1/1/14       360        356            No             No
 1/1/19       180        176            No             No
 1/1/34       360        356            Yes            Yes
 1/1/19       180        176            No             No
 5/1/14       360        360            No             No
 1/1/14       300        296            No             No

                                                                             ENVIRONMENTAL
  LOAN #                  PROPERTY NAME                 ARD STEP UP (%)         POLICY
    1       Great Mall of the Bay Area                                            No
    2       Galileo Pool # 1 (10)                                                 No
   2.01     Springhurst                                                           No
   2.02     Lions Head                                                            No
   2.03     Seacoast Shopping Center                                              No
   2.04     Kingston Overlook                                                     No
   2.05     Garden City Plaza                                                     No
   2.06     Northridge Plaza                                                      No
   2.07     Marketplace at Flower Mound                                           No
   2.08     Chestnut Hills                                                        No
   2.09     Lady's Island Shopping Center                                         No
   2.10     Anderson Plaza                                                        No
   2.11     Bulloch Plaza                                                         No
   2.12     Briarcliff Square                                                     No
   2.13     Collins Park Commons                                                  No
    4       Galileo Pool # 2 (10)                                                 No
   4.01     Cobblestone Village                                                   No
   4.02     North Haven Crossing                                                  No


  CROSS-          CROSS-         DEFEASANCE
DEFAULTED     COLLATERALIZED       ALLOWED      LETTER OF CREDIT   LOCKBOX IN PLACE
     No              No             Yes               No                Yes
     No              No             Yes               No                Yes













     No              No             Yes              Yes                Yes



                                                                             ENVIRONMENTAL       CROSS-
  LOAN #                  PROPERTY NAME                 ARD STEP UP (%)         POLICY         DEFAULTED
   4.03     Coastal Way                                                           No
   4.04     Cosby Station                                                         No
   4.05     Strawbridge                                                           No
   4.06     East Ridge Crossing                                                   No
   4.07     Jasper Square                                                         No
   4.08     Valley Commons                                                        No
   4.09     58 Crossing                                                           No
   4.10     County Park Plaza                                                     No
   4.11     Lunenburg Crossing                                                    No
   4.12     Statesboro Square                                                     No
   4.13     Beach Crossing                                                        No
   4.14     Buena Vista                                                           No
    5       Pasadena Courtyard by Marriott                                        No                No
    6       ARC MHC 10 Year 2 Portfolio                                           No               Yes
   6.01     Crescentwood Village                                                  No
   6.02     Southfork                                                             No
   6.03     Friendly Village                                                      No
   6.04     Stony Brook North                                                     No
   6.05     Viking Villa                                                          No


    CROSS-         DEFEASANCE
COLLATERALIZED       ALLOWED      LETTER OF CREDIT   LOCKBOX IN PLACE












       No             Yes               No                Yes
      Yes             Yes               No                Yes






                                                                             ENVIRONMENTAL       CROSS-
  LOAN #                  PROPERTY NAME                 ARD STEP UP (%)         POLICY         DEFAULTED
   6.06     Ridgewood Estates                                                     No
   6.07     Pedaler's Pond                                                        No
   6.08     Redwood Village                                                       No
   6.09     Plainview                                                             No
    7       WestPoint Crossing Shopping Center                                    No                No
    8       ARC MHC 5 Year 2 Portfolio                                            No               Yes
   8.01     Torrey Hills                                                          No
   8.02     Smoke Creek                                                           No
   8.03     Ortega Village                                                        No
   8.04     Deerhurst                                                             No
   8.05     Glen Acres                                                            No
   8.06     Shadow Mountain                                                       No
   8.07     Gallant Estates                                                       No
    9       GFS Marketplace Portfolio (23)                     2                  No                No
   9.01     GFS - Burbank, IL                                                     No
   9.02     GFS - Maumee, OH                                                      No
   9.03     GFS - Merrillville, IN                                                No
   9.04     GFS - Indianapolis, IN                                                No
   9.05     GFS - Columbus, OH                                                    No


    CROSS-         DEFEASANCE
COLLATERALIZED       ALLOWED      LETTER OF CREDIT   LOCKBOX IN PLACE




       No             Yes               No                Yes
      Yes             Yes               No                Yes







       No             Yes               No                Yes






                                                                             ENVIRONMENTAL       CROSS-
  LOAN #                  PROPERTY NAME                 ARD STEP UP (%)         POLICY         DEFAULTED
   9.06     GFS - Troy, MI                                                        No
   9.07     GFS - Elkhart, IN                                                     No
   9.08     GFS - Rockford, IL                                                    No
   9.09     GFS - Canton, OH                                                      No
   9.1      GFS - Dublin, OH                                                      No
   9.11     GFS - Marquette, MI                                                   No
   9.12     GFS - Lansing, MI                                                     No
   9.13     GFS - Mansfield, OH                                                   No
   9.14     GFS - Sandusky, OH                                                    No
   9.15     GFS - Port Huron, MI                                                  No
   9.16     GFS - Terre Haute, IN                                                 No
   9.17     GFS - Bay City, MI                                                    No
    12      Clarkstown Executive Park                                             No                No
    13      Paragon Business Center                                               No                No
    14      Woodrow Plaza                                                         No                No
    17      Heritage Oaks Apartments                                              No                No
    19      CrossRoads Towne Center                                               No                No
    20      Courtyard by Marriott - Plymouth Meeting           2                  No                No
    21      Colorado Club Apartments                                              No                No


    CROSS-         DEFEASANCE
COLLATERALIZED       ALLOWED      LETTER OF CREDIT   LOCKBOX IN PLACE












       No             Yes               No
       No             Yes               No
       No             Yes               No
       No             Yes               No                 No
       No             Yes               No
       No             Yes               No                Yes
       No             Yes               No

                                                                             ENVIRONMENTAL       CROSS-          CROSS-
  LOAN #                  PROPERTY NAME                 ARD STEP UP (%)         POLICY         DEFAULTED     COLLATERALIZED
    23      Encore Hotel Portfolio                             2                  No                No              No
  23.01     Towne Place Suites                                                    No
  23.02     Fairfield Inn                                                         No
  23.03     Fairfield Inn & Suites                                                No
    29      Port Columbus IV                                                      No                No              No
    30      Barkley Trails Apartments                                             No                No              No
    31      Beaverton Town Square                                                 No                No              No
    35      Corona Corporate Park III                                             No                No              No
    36      Escondido Valley Center                                               No                No              No
    38      Rivertree Landings Apartments                                         No                No              No
    40      International Place Office                                            No                No              No
    42      Westwood Apartments                                                   No                No              No
    43      Dam Neck Commerce Park                                                No                No              No
    44      Mountain Dream Center                                                 No                No              No
    45      Bozeman Center                                                        No                No              No
    46      Gables East and West                                                  No                No              No
    48      Fallbrook Hills Apartments                                            No                No              No
    49      Seville - Commerce Bank                            2                  No                No              No
    50      The Ponde Apartments (20)                                             No                No              No



DEFEASANCE
  ALLOWED      LETTER OF CREDIT   LOCKBOX IN PLACE
   Yes               No                Yes



   Yes               No                 No
   Yes               No
   Yes               No
   Yes               No
   Yes               No
   Yes               No
   Yes               No
   Yes               No
   Yes               No
   Yes               No
   Yes               No                Yes
   Yes               No
   Yes               No
   Yes               No                Yes
   Yes               No

                                                                             ENVIRONMENTAL       CROSS-
  LOAN #                  PROPERTY NAME                 ARD STEP UP (%)         POLICY         DEFAULTED
    55      24955 Pacific Coast Highway                                           No                No
    56      Wymberly Crossing Apartments (22)                                     No                No
    57      Orleans East Apartments                                               No                No
    59      CVS Long Island                                    2                  No                No
    61      Walgreens - Fayetteville                           2                  No                No
    62      Jupiter Commerce Center                                               No                No
    63      Promenade West                                                        No                No
    66      Walgreen's at Embassy Plaza                        2                  No                No
    68      Walnut Town & Country Shopping Center                                 No                No
    69      Gladstone Industrial                                                  No                No
    70      Old Town Self Storage                                                 No                No


    CROSS-         DEFEASANCE
COLLATERALIZED       ALLOWED      LETTER OF CREDIT   LOCKBOX IN PLACE
       No             Yes               No
       No             Yes               No
       No             Yes               No
       No             Yes               No                Yes
       No             Yes               No                Yes
       No             Yes               No
       No             Yes               No
       No             Yes               No                Yes
       No             Yes               No
       No             Yes               No
       No             Yes               No

                                                                        UPFRONT       UPFRONT       UPFRONT
                                                          HOLDBACK       ENG.           ENV.         TI/LC
  LOAN #                   PROPERTY NAME                     AMT        RESERVE       RESERVE       RESERVE
    1       Great Mall of the Bay Area                                  39,879
    2       Galileo Pool # 1 (10)                                       143,671                     44,398
   2.01     Springhurst
   2.02     Lions Head
   2.03     Seacoast Shopping Center
   2.04     Kingston Overlook
   2.05     Garden City Plaza
   2.06     Northridge Plaza
   2.07     Marketplace at Flower Mound
   2.08     Chestnut Hills
   2.09     Lady's Island Shopping Center
   2.10     Anderson Plaza
   2.11     Bulloch Plaza
   2.12     Briarcliff Square
   2.13     Collins Park Commons
    4       Galileo Pool # 2 (10)                                       110,250                     37,502
   4.01     Cobblestone Village
   4.02     North Haven Crossing


UPFRONT    UPFRONT     UPFRONT
RE TAX       INS.       OTHER
RESERVE    RESERVE     RESERVE     UPFRONT OTHER RESERVE DESCRIPTION
                        2,500,000              Vans Reserve
299,987      379,546      42,738           Ground Lease Reserve













583,625      307,189      22,856            Replacement Reserve



                                                                        UPFRONT       UPFRONT
                                                          HOLDBACK       ENG.           ENV.
  LOAN #                   PROPERTY NAME                     AMT        RESERVE       RESERVE
   4.03     Coastal Way
   4.04     Cosby Station
   4.05     Strawbridge
   4.06     East Ridge Crossing
   4.07     Jasper Square
   4.08     Valley Commons
   4.09     58 Crossing
   4.10     County Park Plaza
   4.11     Lunenburg Crossing
   4.12     Statesboro Square
   4.13     Beach Crossing
   4.14     Buena Vista
    5       Pasadena Courtyard by Marriott
    6       ARC MHC 10 Year 2 Portfolio                                 353,590
   6.01     Crescentwood Village
   6.02     Southfork
   6.03     Friendly Village
   6.04     Stony Brook North


UPFRONT      UPFRONT    UPFRONT     UPFRONT
 TI/LC       RE TAX       INS.       OTHER
RESERVE      RESERVE    RESERVE     RESERVE     UPFRONT OTHER RESERVE DESCRIPTION












             148,000       44,000
             111,832       26,053     329,254    Security Deposit Reserve (283,925) and Master Lease Reserve (45,329)





                                                                        UPFRONT       UPFRONT
                                                          HOLDBACK       ENG.           ENV.
  LOAN #                   PROPERTY NAME                     AMT        RESERVE       RESERVE
   6.05     Viking Villa
   6.06     Ridgewood Estates
   6.07     Pedaler's Pond
   6.08     Redwood Village
   6.09     Plainview
    7       WestPoint Crossing Shopping Center
    8       ARC MHC 5 Year 2 Portfolio                                  29,242
   8.01     Torrey Hills
   8.02     Smoke Creek
   8.03     Ortega Village
   8.04     Deerhurst
   8.05     Glen Acres
   8.06     Shadow Mountain
   8.07     Gallant Estates
    9       GFS Marketplace Portfolio (23)                              41,872
   9.01     GFS - Burbank, IL
   9.02     GFS - Maumee, OH
   9.03     GFS - Merrillville, IN


UPFRONT      UPFRONT    UPFRONT     UPFRONT
 TI/LC       RE TAX       INS.       OTHER
RESERVE      RESERVE    RESERVE     RESERVE     UPFRONT OTHER RESERVE DESCRIPTION





              35,025
              82,280       20,771     309,482         Security Deposit Reserve ($279,776) and Master Lease Reserve ($29,706)







             512,452       72,128




                                                                        UPFRONT       UPFRONT       UPFRONT
                                                          HOLDBACK       ENG.           ENV.         TI/LC
  LOAN #                   PROPERTY NAME                     AMT        RESERVE       RESERVE       RESERVE
   9.04     GFS - Indianapolis, IN
   9.05     GFS - Columbus, OH
   9.06     GFS - Troy, MI
   9.07     GFS - Elkhart, IN
   9.08     GFS - Rockford, IL
   9.09     GFS - Canton, OH
   9.1      GFS - Dublin, OH
   9.11     GFS - Marquette, MI
   9.12     GFS - Lansing, MI
   9.13     GFS - Mansfield, OH
   9.14     GFS - Sandusky, OH
   9.15     GFS - Port Huron, MI
   9.16     GFS - Terre Haute, IN
   9.17     GFS - Bay City, MI
    12      Clarkstown Executive Park                                   59,688
    13      Paragon Business Center
    14      Woodrow Plaza                                                             375,000       150,000
    17      Heritage Oaks Apartments
    19      CrossRoads Towne Center                                     70,105          625         380,000


UPFRONT    UPFRONT     UPFRONT
RE TAX       INS.       OTHER
RESERVE    RESERVE     RESERVE     UPFRONT OTHER RESERVE DESCRIPTION














259,109       5,560      175,000            Replacement Reserve

 53,530       1,981
 80,108       4,984      7,500.00      Lot Line Adjustment Holdback
 54,406       3,642      185,000            Replacement Reserve

                                                                        UPFRONT       UPFRONT       UPFRONT
                                                          HOLDBACK       ENG.           ENV.         TI/LC
  LOAN #                   PROPERTY NAME                     AMT        RESERVE       RESERVE       RESERVE
    20      Courtyard by Marriott - Plymouth Meeting
    21      Colorado Club Apartments
    23      Encore Hotel Portfolio                                      10,250        10,000
  23.01     Towne Place Suites
  23.02     Fairfield Inn
  23.03     Fairfield Inn & Suites
    29      Port Columbus IV                                                                        350,000
    30      Barkley Trails Apartments
    31      Beaverton Town Square
    35      Corona Corporate Park III                                   181,250
    36      Escondido Valley Center
    38      Rivertree Landings Apartments                               14,375
    40      International Place Office                                                              200,000
    42      Westwood Apartments
    43      Dam Neck Commerce Park                                                                  44,296
    44      Mountain Dream Center                                                                   25,000
    45      Bozeman Center                                              52,500                      200,000
    46      Gables East and West                                        22,188


 UPFRONT    UPFRONT     UPFRONT
 RE TAX       INS.       OTHER
 RESERVE    RESERVE     RESERVE     UPFRONT OTHER RESERVE DESCRIPTION
                           20,616            Seasonality Reserve
  81,032       55,442
  17,095       9,206



  61,716       6,931
  31,500       3,257
 111,199       32,848
               1,239
               6,230
  8,834        11,898
  36,563       11,948
  34,730       10,008     700,000              Utility Reserve
  10,521       9,778
  26,932       13,014      18,126            Replacement Reserve
  40,433       1,427      775,000     Refurbishment Reserve (690,000),
                                         Replacement Reserve (85,000)
  16,112       6,650       50,000       Replacement Insurance Escrow

                                                                        UPFRONT       UPFRONT       UPFRONT
                                                          HOLDBACK       ENG.           ENV.         TI/LC
  LOAN #                   PROPERTY NAME                     AMT        RESERVE       RESERVE       RESERVE
    48      Fallbrook Hills Apartments                                   9,625
    49      Seville - Commerce Bank                                      1,408
    50      The Ponde Apartments (20)                    140,000.00     806,200
    55      24955 Pacific Coast Highway                                                             150,000
    56      Wymberly Crossing Apartments (22)            140,000.00     636,300
    57      Orleans East Apartments                                     56,000
    59      CVS Long Island                                             24,246
    61      Walgreens - Fayetteville
    62      Jupiter Commerce Center
    63      Promenade West                                              120,000       165,000
    66      Walgreen's at Embassy Plaza
    68      Walnut Town & Country Shopping Center
    69      Gladstone Industrial                                        25,625                      25,000
    70      Old Town Self Storage


UPFRONT    UPFRONT     UPFRONT
RE TAX       INS.       OTHER
RESERVE    RESERVE     RESERVE     UPFRONT OTHER RESERVE DESCRIPTION
 41,000       12,240
 2,676
 16,902       26,858     113,700        Additional Repairs Reserve
              7,804
 10,126       19,366      17,200        Additional Repairs Reserve
 7,685        45,304
               557

 5,949        9,410
 29,231       14,428


 8,978        5,195       36,000            Replacement Reserve
 1,762        6,204       35,000        Windstorm Insurance Reserve

                                                      MONTHLY     MONTHLY     MONTHLY     MONTHLY    MONTHLY
                                                       CAPEX       TI/LC       RE TAX      INS.       OTHER
  LOAN #                 PROPERTY NAME                RESERVE     RESERVE     RESERVE     RESERVE    RESERVE
    1       Great Mall of the Bay Area
    2       Galileo Pool # 1 (10)                      30,655      44,398     100,604     34,504      6,042
   2.01     Springhurst
   2.02     Lions Head
   2.03     Seacoast Shopping Center
   2.04     Kingston Overlook
   2.05     Garden City Plaza
   2.06     Northridge Plaza
   2.07     Marketplace at Flower Mound
   2.08     Chestnut Hills
   2.09     Lady's Island Shopping Center
   2.10     Anderson Plaza
   2.11     Bulloch Plaza
   2.12     Briarcliff Square
   2.13     Collins Park Commons
    4       Galileo Pool # 2 (10)                      22,856      37,502     109,956     27,926
   4.01     Cobblestone Village
   4.02     North Haven Crossing


  OTHER
   MONTH                                                    LOAN
DESCRIPTION                   GRACE PERIOD                  GROUP
                                   0                           1
             5 days grace period for one payment each year     1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
             5 days grace period for one payment each year     1
                                                               1
                                                               1

                                                      MONTHLY     MONTHLY     MONTHLY     MONTHLY    MONTHLY
                                                       CAPEX       TI/LC       RE TAX      INS.       OTHER
  LOAN #                 PROPERTY NAME                RESERVE     RESERVE     RESERVE     RESERVE    RESERVE
   4.03     Coastal Way
   4.04     Cosby Station
   4.05     Strawbridge
   4.06     East Ridge Crossing
   4.07     Jasper Square
   4.08     Valley Commons
   4.09     58 Crossing
   4.10     County Park Plaza
   4.11     Lunenburg Crossing
   4.12     Statesboro Square
   4.13     Beach Crossing
   4.14     Buena Vista
    5       Pasadena Courtyard by Marriott             39,800                  49,300
    6       ARC MHC 10 Year 2 Portfolio                 7,483                  28,950      7,572
   6.01     Crescentwood Village
   6.02     Southfork
   6.03     Friendly Village
   6.04     Stony Brook North
   6.05     Viking Villa



  OTHER
   MONTH                                                    LOAN
DESCRIPTION                   GRACE PERIOD                  GROUP
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1
                                   5                           1
                                   0                           1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1

                                                      MONTHLY     MONTHLY     MONTHLY     MONTHLY    MONTHLY
                                                       CAPEX       TI/LC       RE TAX      INS.       OTHER
  LOAN #                 PROPERTY NAME                RESERVE     RESERVE     RESERVE     RESERVE    RESERVE
   6.06     Ridgewood Estates
   6.07     Pedaler's Pond
   6.08     Redwood Village
   6.09     Plainview
    7       WestPoint Crossing Shopping Center          3,016      6,944       35,025
    8       ARC MHC 5 Year 2 Portfolio                  6,154                  27,655      8,050
   8.01     Torrey Hills
   8.02     Smoke Creek
   8.03     Ortega Village
   8.04     Deerhurst
   8.05     Glen Acres
   8.06     Shadow Mountain
   8.07     Gallant Estates
    9       GFS Marketplace Portfolio (23)
   9.01     GFS - Burbank, IL
   9.02     GFS - Maumee, OH
   9.03     GFS - Merrillville, IN
   9.04     GFS - Indianapolis, IN
   9.05     GFS - Columbus, OH


  OTHER
   MONTH                                                    LOAN
DESCRIPTION                   GRACE PERIOD                  GROUP
                                                               1
                                                               1
                                                               1
                                                               1
                                   5                           1
                                   0                           2
                                                               2
                                                               2
                                                               2
                                                               2
                                                               2
                                                               2
                                                               2
                                   0                           1
                                                               1
                                                               1
                                                               1
                                                               1
                                                               1

                                                      MONTHLY     MONTHLY     MONTHLY     MONTHLY    MONTHLY
                                                       CAPEX       TI/LC       RE TAX      INS.       OTHER
  LOAN #                 PROPERTY NAME                RESERVE     RESERVE     RESERVE     RESERVE    RESERVE
   9.06     GFS - Troy, MI
   9.07     GFS - Elkhart, IN
   9.08     GFS - Rockford, IL
   9.09     GFS - Canton, OH
   9.1      GFS - Dublin, OH
   9.11     GFS - Marquette, MI
   9.12     GFS - Lansing, MI
   9.13     GFS - Mansfield, OH
   9.14     GFS - Sandusky, OH
   9.15     GFS - Port Huron, MI
   9.16     GFS - Terre Haute, IN
   9.17     GFS - Bay City, MI
    12      Clarkstown Executive Park                   2,656      16,667      51,299      5,560
    13      Paragon Business Center                     2,729      10,417      9,198
    14      Woodrow Plaza                                658                   26,765       990
    17      Heritage Oaks Apartments                    4,133                  20,027      2,492
    19      CrossRoads Towne Center                     1,931      12,917      13,601      3,642
    20      Courtyard by Marriott - Plymouth Meeting                                                  6,872



   OTHER
    MONTH                                                    LOAN
 DESCRIPTION                   GRACE PERIOD                  GROUP
                                                                1
                                                                1
                                                                1
                                                                1
                                                                1
                                                                1
                                                                1
                                                                1
                                                                1
                                                                1
                                                                1
                                                                1
                                    5                           1
                                    5                           1
                                    5                           1
                                    5                           2
                                    5                           1
Seasonality Reserve                 5                           1

                                                      MONTHLY     MONTHLY     MONTHLY     MONTHLY    MONTHLY
                                                       CAPEX       TI/LC       RE TAX      INS.       OTHER
  LOAN #                 PROPERTY NAME                RESERVE     RESERVE     RESERVE     RESERVE    RESERVE
    21      Colorado Club Apartments                    6,250                  27,011      7,920
    23      Encore Hotel Portfolio                     13,097                  5,078       4,603
  23.01     Towne Place Suites
  23.02     Fairfield Inn
  23.03     Fairfield Inn & Suites
    29      Port Columbus IV                            1,736                  12,343      1,386
    30      Barkley Trails Apartments                   3,125                  7,875       3,257
    31      Beaverton Town Square                                              22,240     19,709
    35      Corona Corporate Park III                    971       1,667       8,560       1,239
    36      Escondido Valley Center                      736       4,906       8,642        779
    38      Rivertree Landings Apartments               4,750                  8,834      11,898
    40      International Place Office                  1,177      6,250       12,188      1,391
    42      Westwood Apartments                         2,800                  8,683        910
    43      Dam Neck Commerce Park                       517       3,691       5,260       1,397
    44      Mountain Dream Center                                              6,733       1,301
    45      Bozeman Center                                                     8,087       1,427
    46      Gables East and West                        2,217                  5,371        831
    48      Fallbrook Hills Apartments                  5,775                  13,667      4,080
    49      Seville - Commerce Bank                                            1,338


  OTHER
   MONTH                                                    LOAN
DESCRIPTION                   GRACE PERIOD                  GROUP
                                   5                           2
                                   5                           1
                                                               1
                                                               1
                                                               1
                                   5                           1
                                   5                           2
                                   5                           1
                                   5                           1
                                   5                           1
                                   5                           2
                                   5                           1
                                   5                           2
                                   5                           1
                                   5                           1
                                   5                           1
                                   5                           2
                                  10                           2
                                   5                           1

                                                      MONTHLY     MONTHLY     MONTHLY     MONTHLY    MONTHLY
                                                       CAPEX       TI/LC       RE TAX      INS.       OTHER
  LOAN #                 PROPERTY NAME                RESERVE     RESERVE     RESERVE     RESERVE    RESERVE
    50      The Ponde Apartments (20)                   5,083                  16,902      6,714
    55      24955 Pacific Coast Highway                  439                   2,831        780
    56      Wymberly Crossing Apartments (22)           4,417                  10,126      4,842
    57      Orleans East Apartments                     5,600                  2,562       5,619
    59      CVS Long Island                                                                 557
    61      Walgreens - Fayetteville                                                        228
    62      Jupiter Commerce Center                     1,003      3,000       5,949       1,046
    63      Promenade West                                                     14,616      4,809
    66      Walgreen's at Embassy Plaza                  181
    68      Walnut Town & Country Shopping Center
    69      Gladstone Industrial                         807       2,000       3,697       2,598
    70      Old Town Self Storage                        408                    881        1,551


  OTHER
   MONTH                                                    LOAN
DESCRIPTION                   GRACE PERIOD                  GROUP
                                   5                           2
                                   5                           1
                                   5                           2
                                   5                           2
                                   5                           1
                                   5                           1
                                   5                           1
                                   5                           1
                                   5                           1
                                   5                           1
                                   5                           1
                                   5                           1